                                                                               .
                                                                               .
                                                                               .
MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                               HOSPITALITY    GUARANTOR       SUB 7C        UPREIT,       SUB 5N,
                                                                 OP, L.P.    SUBSIDIARIES       LLC           LLC           LLC
                                                               -----------   ------------   -----------    ----------    ----------
ASSETS
Investment in hotel properties                                     17,245      1,454,270             --            --         4,126
Accumulated depreciation                                           (9,807)      (231,789)            --            --          (576)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    7,438      1,222,481             --            --         3,550

Restricted cash                                                    17,162          4,744             --            --            --
Investments in and advances to affiliates                       2,580,119          8,200             32         3,056            --
Due from subsidiaries                                            (650,084)       240,273             --             7         3,757
Note receivable                                                   120,855             --             --            --            --
Prepaid expenses and other assets                                  16,884          1,477             --            --             9
Accounts receivable, net of allowance of doubtful accounts         12,991          1,241             --            --            --
Cash and cash equivalents                                          47,624             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                2,152,989      1,478,416             32         3,063         7,316
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                    943,158        350,174             --            --            --
Notes payable to MeriStar Hospitality Corporation                 357,602             --             --            --            --
Accounts payable and accrued expenses                              19,677          4,598             --            --             5
Accrued interest                                                   36,918          3,475             --            --            --
Due to Interstate Hotels & Resorts                                    509             --             --            --            --
Other liabilities                                                   6,311           (600)            --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                               1,364,175        357,647             --            --             5
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                  2,635             --             --            --            --
Redeemable OP units at redemption value                            24,945             --             --            --            --
Partners' capital                                                 761,234      1,120,769             32         3,063         7,311
                                                               ----------     ----------     ----------    ----------    ----------
                                                                2,152,989      1,478,416             32         3,063         7,316
                                                               ==========     ==========     ==========    ==========    ==========

                                                                MERISTAR       MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                 SUB 8A,        SUB 8F,       SUB 8G,        SUB 6H,       SUB 8B,
                                                                   LLC            LLC           LLC            L.P.          LLC
                                                               ----------     ----------    -----------    ----------    ----------
ASSETS
Investment in hotel properties                                         --         11,479             --        13,636        82,475
Accumulated depreciation                                               --         (2,048)            --        (1,985)      (10,479)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --          9,431             --        11,651        71,996

Restricted cash                                                        --            115             --            --            --
Investments in and advances to affiliates                              --             --             72            --            --
Due from subsidiaries                                               4,879          5,679              9         6,008        27,340
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      --             20             --             4            30
Accounts receivable, net of allowance of doubtful accounts            (17)           (28)            --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,862         15,217             81        17,663        99,366
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 (36)            86             --           190         2,601
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                     (96)            --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                    (132)            86             --           190         2,601
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                   4,994         15,131             81        17,473        96,765
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,862         15,217             81        17,663        99,366
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,       SUB 3C,
                                                                    L.P.          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                     25,358         15,339         12,075        11,596        17,387
Accumulated depreciation                                           (5,139)        (2,587)        (2,567)         (538)       (3,173)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   20,219         12,752          9,508        11,058        14,214

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                              (2,846)         5,820          4,542         3,953         4,482
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      72              6              4            24            51
Accounts receivable, net of allowance of doubtful accounts              4             --             --           (20)           --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   17,449         18,578         14,054        15,015        18,747
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 162            (71)           191            13           290
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                     162            (71)           191            13           290
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  17,287         18,649         13,863        15,002        18,457
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   17,449         18,578         14,054        15,015        18,747
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5B,       SUB 6D,        SUB 6E,       SUB 4E,       SUB 1B,
                                                                    LLC.          LLC            LLC           L.P.          LLC
                                                               ----------     ----------     ----------    ----------    ----------

ASSETS
Investment in hotel properties                                         --         17,430         44,595        24,830        18,430
Accumulated depreciation                                               --         (2,483)        (8,748)       (4,196)       (3,672)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --         14,947         35,847        20,634        14,758

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              43             --             --            --            --
Due from subsidiaries                                                 (43)         7,043         19,078         2,535        13,458
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      --              4             18            15            21
Accounts receivable, net of allowance of doubtful accounts             --            108             --            --            96
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --         22,102         54,943        23,184        28,333
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            37
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                  --            (64)          (176)           57            68
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                      --            (64)          (176)           57           105
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                      --         22,166         55,119        23,127        28,228
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --         22,102         54,943        23,184        28,333
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5F,       SUB 6G,        SUB 8C,       SUB 4C,       SUB 4H,
                                                                    L.P.          LLC            LLC           L.P.          L.P.
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                     31,565         22,389          7,081            --        12,496
Accumulated depreciation                                           (4,688)        (4,381)            --            --        (2,385)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   26,877         18,008          7,081            --        10,111

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                              11,019          5,537          4,587        11,503          (856)
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      43              7             13            --            17
Accounts receivable, net of allowance of doubtful accounts             --             --             --             1            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   37,939         23,552         11,681        11,504         9,272
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 155             37           (375)          130            77
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --           (32)           --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                     155             37           (375)           98            77
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  37,784         23,515         12,056        11,406         9,195
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   37,939         23,552         11,681        11,504         9,272
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR   MERISTAR SUB
                                                                  SUB 7E,       SUB 3D,        SUB 1A,       SUB 5E,     7A JOINT
                                                                    LLC.          LLC            LLC           LLC.      VENTURE
                                                               ----------     ----------     ----------    ----------  ------------
ASSETS
Investment in hotel properties                                     17,981         22,558         11,328        52,888        13,182
Accumulated depreciation                                           (2,866)        (6,458)        (2,590)       (8,637)       (1,869)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   15,115         16,100          8,738        44,251        11,313

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                               6,062          7,699          6,479        15,393         4,468
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                       7              9             33            11            13
Accounts receivable, net of allowance of doubtful accounts             --             --             --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   21,184         23,808         15,250        59,655        15,794
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                  56             66             70           251           154
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                      56             66             70           251           154
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  21,128         23,742         15,180        59,404        15,640
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   21,184         23,808         15,250        59,655        15,794
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 6K,       SUB 2B,        SUB 3A,       SUB 4A,       SUB 4D,
                                                                    LLC.          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                     22,861          4,487          5,742         4,683         3,015
Accumulated depreciation                                           (4,482)            --           (320)           --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   18,379          4,487          5,422         4,683         3,015

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                              17,673           (947)         1,577         4,031           (14)
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                       2             12              5             7            24
Accounts receivable, net of allowance of doubtful accounts             --            (13)            --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   36,054          3,539          7,004         8,721         3,025
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --          5,258             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                  62             44            140           171           131
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                      62          5,302            140           171           131
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  35,992         (1,763)         6,864         8,550         2,894
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   36,054          3,539          7,004         8,721         3,025
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR          MDV        MERISTAR      MERISTAR
                                                                  SUB 2A,       SUB 6L,        LIMITED       SUB 5C,       SUB 6J,
                                                                    LLC.          LLC        PARTNERSHIP       LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                      5,279         29,687          3,841         5,335        19,424
Accumulated depreciation                                               --         (3,577)          (581)           --        (3,363)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    5,279         26,110          3,260         5,335        16,061

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                              (1,068)         5,219          2,200           206         6,312
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      31              7             16           102            47
Accounts receivable, net of allowance of doubtful accounts             --             --             --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,242         31,336          5,476         5,643        22,420
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                      8,576             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                  85             84             47           797          (141)
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                   8,661             84             47           797          (141)
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  (4,419)        31,252          5,429         4,846        22,561
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,242         31,336          5,476         5,643        22,420
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1D,       SUB 7B,        SUB 7D,       SUB 7G,       SUB 6B,
                                                                    L.P.          L.P.           LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                     68,506          7,275         52,186         5,820        10,657
Accumulated depreciation                                          (10,321)            --         (8,543)           --        (1,857)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   58,185          7,275         43,643         5,820         8,800

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                              17,270         (3,751)        22,446           105         2,614
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                     111              7            306             6             3
Accounts receivable, net of allowance of doubtful accounts             --             --            783            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   75,566          3,531         67,178         5,931        11,417
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 137            937          3,857           (33)          (52)
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --           (200)           --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                     137            937          3,657           (33)          (52)
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  75,429          2,594         63,521         5,964        11,469
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   75,566          3,531         67,178         5,931        11,417
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR         AGH
                                                                  SUB 4I,       SUB 5D,        SUB 5H,       SUB 7H,        PSS I,
                                                                    L.P.          LLC            LLC           LLC           INC.
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                      3,818         42,026         53,492         5,705        17,871
Accumulated depreciation                                              (73)        (7,010)        (8,494)          (51)       (2,049)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    3,745         35,016         44,998         5,654        15,822

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --         51,368             --            --            --
Due from subsidiaries                                                 642         (7,014)         9,590         5,775        11,188
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                       8             37             98             5            45
Accounts receivable, net of allowance of doubtful accounts             --             --             --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,395         79,407         54,686        11,434        27,055
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --         24,000             --            13            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 232            191             70           122           106
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                     232         24,191             70           135           106
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                   4,163         55,216         54,616        11,299        26,949
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,395         79,407         54,686        11,434        27,055
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 2D,       SUB 4F,        SUB 5K,       SUB 5M,       SUB 1E,
                                                                    LLC           L.P.           LLC           LLC           L.P.
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                      6,229         32,146         28,097        22,030        10,466
Accumulated depreciation                                               --         (4,986)        (4,238)       (2,001)       (1,728)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    6,229         27,160         23,859        20,029         8,738

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                                 346          4,318           (294)        7,049         7,654
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      13             13             40            20            12
Accounts receivable, net of allowance of doubtful accounts -           --             --             --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    6,588         31,491         23,605        27,098        16,404
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                      9,937             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 (11)           132          4,291            44            19
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                   9,926            132          4,291            44            19
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  (3,338)        31,359         19,314        27,054        16,385
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    6,588         31,491         23,605        27,098        16,404
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5O,       SUB 6M         SUB 4B,       SUB 6C,       SUB 2C,
                                                                    LLC         COMPANY          L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                      8,730         32,979          8,275        20,895        11,465
Accumulated depreciation                                             (973)        (5,081)          (136)       (3,786)           --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    7,757         27,898          8,139        17,109        11,465

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                               2,691         16,755         (4,846)       10,716         5,132
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                       8             23              9             7            32
Accounts receivable, net of allowance of doubtful accounts             --             --             --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   10,456         44,676          3,302        27,832        16,629
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --        17,355
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                   9            (59)           239          (149)          290
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                       9            (59)           239          (149)       17,645
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  10,447         44,735          3,063        27,981        (1,016)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   10,456         44,676          3,302        27,832        16,629
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 4G,       SUB 3B,        SUB 5G,       SUB 5P,       SUB 5J,
                                                                    L.P.          LLC            L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
Investment in hotel properties                                     25,608          7,760        163,395            39       108,685
Accumulated depreciation                                           (4,235)            --        (25,785)          (20)      (14,204)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   21,373          7,760        137,610            19        94,481

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --             --             --            --            --
Due from subsidiaries                                               7,374          2,541         37,857         2,162        18,420
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      55              7            145             6           147
Accounts receivable, net of allowance of doubtful accounts             --             --             --            --            --
Cash and cash equivalents                                              --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   28,802         10,308        175,612         2,187       113,048
                                                               ==========     ==========     ==========    ==========    ==========
LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --             --             --            --            --
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                 172            229            885             4           285
Accrued interest                                                       --             --             --            --            --
Due to Interstate Hotels & Resorts                                     --             --             --            --            --
Other liabilities                                                      --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                     172            229            885             4           285
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  28,630         10,079        174,727         2,183       112,763
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   28,802         10,308        175,612         2,187       113,048
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5Q,       SUB 5A,        SUB 8D,       SUB 4J,   HOTEL LESSEE,
                                                                    LLC           LLC            LLC           LLC          INC.
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
Investment in hotel properties                                     16,598         35,041         30,817        38,166         2,248
Accumulated depreciation                                           (1,849)        (9,781)        (5,394)       (6,182)       (2,260)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   14,749         25,260         25,423        31,984           (12)

Restricted cash                                                        --             --             --            --            --
Investments in and advances to affiliates                              --          4,627             --            --         1,629
Due from subsidiaries                                               3,685          5,810          7,271         5,867        (2,343)
Note receivable                                                        --             --             --            --            --
Prepaid expenses and other assets                                      28             16              8            11        16,736
Accounts receivable, net of allowance of doubtful accounts             --             --             --           (16)       54,635
Cash and cash equivalents                                              --             --             --            --        17,857
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   18,462         35,713         32,702        37,846        88,502
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         --         23,609             --            --        33,646
Notes payable to MeriStar Hospitality Corporation                      --             --             --            --            --
Accounts payable and accrued expenses                                (151)            33           (133)           61        64,466
Accrued interest                                                       --             --             --            --           351
Due to Interstate Hotels & Resorts                                     --             --             --            --        10,284
Other liabilities                                                      --             --             --            --        12,265
                                                               ----------     ----------     ----------    ----------    ----------
Total liabilities                                                    (151)        23,642           (133)           61       121,012
                                                               ----------     ----------     ----------    ----------    ----------

Minority interests                                                     --             --             --            --            --
Redeemable OP units at redemption value                                --             --             --            --            --
Partners' capital                                                  18,613         12,071         32,835        37,785       (32,510)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   18,462         35,713         32,702        37,846        88,502
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                GUARANTOR
                                                              SUBSIDIARIES                    TOTAL
                                                                 TOTAL      ELIMINATIONS   CONSOLIDATED
                                                              ------------  ----------     ------------

ASSETS
Investment in hotel properties                                 1,471,603             --      2,943,118
Accumulated depreciation                                        (225,425)            --       (467,021)
                                                              ----------     ----------     ----------
                                                               1,246,178             --      2,476,097
                                                              ----------     ----------     ----------
Restricted cash                                                      115             --         22,021
Investments in and advances to affiliates                         60,827     (2,607,432)        41,714
Due from subsidiaries                                            409,811             --             --
Note receivable                                                       --       (120,855)            --
Prepaid expenses and other assets                                 18,646             --         37,007
Accounts receivable, net of allowance of doubtful accounts        55,533             --         69,765
Cash and cash equivalents                                         17,857             --         65,481
                                                              ----------     ----------     ----------
                                                               1,808,967     (2,728,287)     2,712,085
                                                              ==========     ==========     ==========

LIABILITIES AND PARTNERS' CAPITAL                                     --                            --
Long-term debt                                                   122,431       (120,855)     1,294,908
Notes payable to MeriStar Hospitality Corporation                     --             --        357,602
Accounts payable and accrued expenses                             81,580             --        105,855
Accrued interest                                                     351             --         40,744
Due to Interstate Hotels & Resorts                                10,084             --         10,593
Other liabilities                                                 12,137             --         17,848
                                                              ----------     ----------     ----------
Total liabilities                                                226,583       (120,855)     1,827,550
                                                              ----------     ----------     ----------
Minority interests                                                    --             --          2,635
Redeemable OP units at redemption value                               --             --         24,945
Partners' capital                                              1,582,384     (2,607,432)       856,955
                                                              ----------     ----------     ----------
                                                               1,808,967     (2,728,287)     2,712,085
                                                              ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                MERISTAR          NON-        MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY      GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                OP, L.P.     SUBSIDIARIES        LLC           LLC          LLC
                                                              -----------    ------------    ----------    ----------    ----------
ASSETS
   Investments in hotel properties                                 16,986      1,467,405             --            --         4,117
   Accumulated depreciation                                        (8,686)      (220,927)            --            --          (541)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    8,300      1,246,478             --            --         3,576

   Restricted cash                                                 15,374          4,876             --            --            --
   Investments in and ances to affiliates                       2,590,429          8,200             32         3,056            --
   Due from subsidiaries                                         (595,139)       196,324             --            66         3,522
   Note receivable from Interstate Hotels & Resorts               150,657             --             --            --            --
   Prepaid expenses and other assets                               22,457            304             --            --            --
   Accounts receivable, net of allowance for doubtful accounts     11,944          1,313             --            --            --
   Cash and cash equivalents                                       21,372             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                    2,225,394      1,457,495             32         3,122         7,098
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                 945,830        352,052             --            --            --
   Notes payable to MeriStar Hospitality Corporation              357,505             --             --            --            --
   Accounts payable and accrued expenses                           15,585          9,733             --            --             7
   Accrued interest                                                49,106          3,577             --            --            --
   Due to Interstate Hotels & Resorts                                 372             --             --            --            --
   Other liabilities                                                4,591             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                         1,372,989        365,362             --            --             7
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                               2,624             --             --            --            --
   Redeemable OP units at redemption value                         38,205             --             --            --            --
   Partners' capital - Common OP Units                            811,576      1,092,133             32         3,122         7,091
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                   2,225,394      1,457,495             32         3,122         7,098
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 8A,       SUB 8F,        SUB 8G,       SUB 6H,      SUB 8B,
                                                                    LLC           LLC            LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                     --         11,471             --        13,635        81,872
   Accumulated depreciation                                            --         (1,933)            --        (1,877)       (9,874)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --          9,538             --        11,758        71,998

   Restricted cash                                                     --            115             --            --            --
   Investments in and advances to affiliates                           --             --             72            --            --
   Due from subsidiaries                                            4,879          5,385             10         5,770        26,553
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   --              2             --            --            32
   Accounts receivable, net of allowance for doubtful accounts        (17)           (28)            --            --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                        4,862         15,012             82        17,528        98,583
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                             (132)           207             --           179         2,626
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
       Total liabilities                                             (132)           207             --           179         2,626
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                              4,994         14,805             82        17,349        95,957
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                       4,862         15,012             82        17,528        98,583
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,      SUB 3C,
                                                                    L.P.          LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                 25,327         15,274         12,046        11,579        17,380
   Accumulated depreciation                                        (4,885)        (2,441)        (2,453)         (504)       (2,998)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   20,442         12,833          9,593        11,075        14,382

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                           (2,994)         5,641          4,366         3,676         3,935
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   --             --             --            --            48
   Accounts receivable, net of allowance for doubtful accounts         --             --             --            28            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       17,448         18,474         13,959        14,779        18,365
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                              186             (8)           162            35           208
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                               186             (8)           162            35           208
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                             17,262         18,482         13,797        14,744        18,157
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      17,448         18,474         13,959        14,779        18,365
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5B,       SUB 8A,        SUB 6D,       SUB 6E,      SUB 4E,
                                                                    LLC           LLC            LLC           LLC          L.P.
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                     --             --         17,430        44,495        24,741
   Accumulated depreciation                                            --             --         (2,347)       (8,334)       (3,986)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                       --             --         15,083        36,161        20,755

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           43             --             --            --            --
   Due from subsidiaries                                              (43)            --          6,781        18,092         2,772
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   --             --             --            --             2
   Accounts receivable, net of allowance for doubtful accounts         --             --            101            --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                           --             --         21,965        54,253        23,529
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                               --             --             18          (132)          415
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                                --             --             18          (132)          415
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                                 --             --         21,947        54,385        23,114
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                          --             --         21,965        54,253        23,529
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1B,       SUB 5F,        SUB 6G,       SUB 8C,      SUB 4C,
                                                                    LLC           L.P.           LLC           LLC          L.P.
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                 18,416         31,539         22,381        11,400            --
   Accumulated depreciation                                        (3,529)        (4,421)        (4,166)           --            --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   14,887         27,118         18,215        11,400            --

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                           12,954         10,473          5,200         4,587        11,521
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                    1              5             --             1            --
   Accounts receivable, net of allowance for doubtful accounts         96             --             --            --             1
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       27,938         37,596         23,415        15,988        11,522
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      48             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                               51            170            108           (77)           98
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                                99            170            108           (77)           98
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                             27,839         37,426         23,307        16,065        11,424
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      27,938         37,596         23,415        15,988        11,522
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 4H,       SUB 7E,        SUB 3D,       SUB 1A,      SUB 5E,
                                                                    L.P.          LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                 12,462         17,972         22,549        11,318        52,868
   Accumulated depreciation                                        (2,253)        (2,711)        (6,261)       (2,478)       (8,155)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   10,209         15,261         16,288         8,840        44,713

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                             (738)         5,820          7,409         6,231        14,226
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   14              3             --            --             1
   Accounts receivable, net of allowance for doubtful accounts         --             --             --            --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                        9,485         21,084         23,697        15,071        58,940
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                              172             86             61           121           184
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                               172             86             61           121           184
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                              9,313         20,998         23,636        14,950        58,756
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                       9,485         21,084         23,697        15,071        58,940
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                               MERISTAR SUB    MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                 7A JOINT       SUB 6K,        SUB 2B,       SUB 3A,       SUB 4A,
                                                                 VENTURE          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
ASSETS
   Investments in hotel properties                                 13,161         22,855          9,672         5,740         4,617
   Accumulated depreciation                                        (1,761)        (4,296)        (1,985)         (254)           --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   11,400         18,559          7,687         5,486         4,617

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                            4,352         16,890           (804)        1,500         4,097
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                    5             --              1            --            --
   Accounts receivable, net of allowance for doubtful accounts         --             --            (12)           --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       15,757         35,449          6,872         6,986         8,714
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --          4,890            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                              218            122             75           163           346
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                               218            122          4,965           163           346
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                             15,539         35,327          1,907         6,823         8,368
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      15,757         35,449          6,872         6,986         8,714
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR         MDV        MERISTAR
                                                                  SUB 4D,       SUB 1A,        SUB 6L,       LIMITED       SUB 5C,
                                                                    LLC           LLC            LLC       PARTNERSHIP       LLC
                                                               ----------     ----------     ----------    -----------   ----------
ASSETS
   Investments in hotel properties                                  4,037          8,294         29,650         3,838        14,088
   Accumulated depreciation                                            --         (1,464)        (3,354)         (547)       (2,812)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    4,037          6,830         26,296         3,291        11,276

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                              (74)          (884)         4,928         2,169           242
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   21             21             --             9            70
   Accounts receivable, net of allowance for doubtful accounts         --             --             --            --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                        3,984          5,967         31,224         5,469        11,588
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --          7,977             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                              112             65             51            95           866
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                               112          8,042             51            95           866
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                              3,872         (2,075)        31,173         5,374        10,722
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                       3,984          5,967         31,224         5,469        11,588
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 6J,       SUB 1D,        SUB 7B,       SUB 7D,      SUB 7G,
                                                                    LLC           L.P.           L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                 19,412         68,456         15,314        52,184        16,620
   Accumulated depreciation                                        (3,208)        (9,754)            --        (8,132)       (4,107)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   16,204         58,702         15,314        44,052        12,513

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --             --            --            --
   Due from subsidiaries                                            5,957         16,638         (3,681)       21,885           122
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                   45             11             --           309             1
   Accounts receivable, net of allowance for doubtful accounts         --             --             --         1,026            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       22,206         75,351         11,633        67,272        12,636
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --             --            --            --
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                             (116)            20          1,148         4,552            37
   Accrued interest                                                    --            117             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --          (200)           --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                              (116)           137          1,148         4,352            37
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                             22,322         75,214         10,485        62,920        12,599
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      22,206         75,351         11,633        67,272        12,636
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 6B,       SUB 4I,        SUB 5D,       SUB 5H,      SUB 7H,
                                                                    LLC           L.P.           LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
   Investments in hotel properties                                 10,645          3,800         42,013        53,422         5,700
   Accumulated depreciation                                        (1,742)            --         (6,645)       (7,989)           --
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    8,903          3,800         35,368        45,433         5,700

   Restricted cash                                                     --             --             --            --            --
   Investments in and advances to affiliates                           --             --         51,368            --            --
   Due from subsidiaries                                            2,423            895         (7,027)        8,773         5,754
   Note receivable from Interstate Hotels & Resorts                    --             --             --            --            --
   Prepaid expenses and other assets                                    3             --             18            --            --
   Accounts receivable, net of allowance for doubtful accounts         --             --             --            --            --
   Cash and cash equivalents                                           --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       11,329          4,695         79,727        54,206        11,454
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
   Long-term debt                                                      --             --         24,000            --            13
   Notes payable to MeriStar Hospitality Corporation                   --             --             --            --            --
   Accounts payable and accrued expenses                              (95)           411            206           146           267
   Accrued interest                                                    --             --             --            --            --
   Due to Interstate Hotels & Resorts                                  --             --             --            --            --
   Other liabilities                                                   --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
      Total liabilities                                               (95)           411         24,206           146           280
                                                               ----------     ----------     ----------    ----------    ----------

   Minority interests                                                  --             --             --            --            --
   Redeemable OP units at redemption value                             --             --             --            --            --
   Partners' capital - Common OP Units                             11,424          4,284         55,521        54,060        11,174
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      11,329          4,695         79,727        54,206        11,454
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                    AGH        MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                   PSS I,       SUB 2D,        SUB 4F,       SUB 5K,      SUB 5M,
                                                                    INC.          LLC            L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
      Investments in hotel properties                              17,855         15,465         31,912        28,057        22,022
      Accumulated depreciation                                     (2,049)        (2,435)        (4,714)       (3,916)       (1,883)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   15,806         13,030         27,198        24,141        20,139

      Restricted cash                                                  --             --             --            --            --
      Investments in and advances to affiliates                        --             --             --            --            --
      Due from subsidiaries                                        10,810            416          4,392          (705)        6,601
      Note receivable from Interstate Hotels & Resorts                 --             --             --            --            --
      Prepaid expenses and other assets                                --              1             12            --            --
      Accounts receivable, net of allowance for doubtful accounts      --             --             --            --            --
      Cash and cash equivalents                                        --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       26,616         13,447         31,602        23,436        26,740
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
      Long-term debt                                                   --          9,243             --            --            --
      Notes payable to MeriStar Hospitality Corporation                --             --             --            --            --
      Accounts payable and accrued expenses                           107             63            399         4,316            48
      Accrued interest                                                 --             --             --            --            --
      Due to Interstate Hotels & Resorts                               --             --             --            --            --
      Other liabilities                                                --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
           Total liabilities                                          107          9,306            399         4,316            48
                                                               ----------     ----------     ----------    ----------    ----------

      Minority interests                                               --             --             --            --            --
      Redeemable OP units at redemption value                          --             --             --            --            --
      Partners' capital - Common OP Units                          26,509          4,141         31,203        19,120        26,692
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      26,616         13,447         31,602        23,436        26,740
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1E,       SUB 5O,        SUB 6M,       SUB 4B,      SUB 6C,
                                                                    L.P.          LLC         COMPANY          L.P.         LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
      Investments in hotel properties                              10,457          8,727         32,975         8,265        20,855
      Accumulated depreciation                                     (1,649)          (916)        (4,779)           --        (3,592)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                    8,808          7,811         28,196         8,265        17,263

      Restricted cash                                                  --             --             --            --            --
      Investments in and advances to affiliates                        --             --             --            --            --
      Due from subsidiaries                                         7,355          2,486         15,876        (4,592)       10,175
      Note receivable from Interstate Hotels & Resorts                 --             --             --            --            --
      Prepaid expenses and other assets                                --             --             21            --            --
      Accounts receivable, net of allowance for doubtful accounts      --             --             --            --            --
      Cash and cash equivalents                                        --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       16,163         10,297         44,093         3,673        27,438
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
      Long-term debt                                                   --             --             --            --            --
      Notes payable to MeriStar Hospitality Corporation                --             --             --            --            --
      Accounts payable and accrued expenses                            13              7           (117)          443          (142)
      Accrued interest                                                 --             --             --            --            --
      Due to Interstate Hotels & Resorts                               --             --             --            --            --
      Other liabilities                                                --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
           Total liabilities                                           13              7           (117)          443          (142)
                                                               ----------     ----------     ----------    ----------    ----------

      Minority interests                                               --             --             --            --            --
      Redeemable OP units at redemption value                          --             --             --            --            --
      Partners' capital - Common OP Units                          16,150         10,290         44,210         3,230        27,580
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      16,163         10,297         44,093         3,673        27,438
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 2C,       SUB 4G,        SUB 3B,       SUB 5G,      SUB 5P,
                                                                    LLC           L.P.           LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
      Investments in hotel properties                              28,658         25,601          8,550       163,237            39
      Accumulated depreciation                                     (5,385)        (4,015)            --       (24,213)          (18)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   23,273         21,586          8,550       139,024            21

      Restricted cash                                                  --             --             --            --            --
      Investments in and advances to affiliates                        --             --             --            --            --
      Due from subsidiaries                                         4,873          7,456          2,201        35,538         1,989
      Note receivable from Interstate Hotels & Resorts                 --             --             --            --            --
      Prepaid expenses and other assets                                 1              9             --             5            --
      Accounts receivable, net of allowance for doubtful accounts      --             --             --            --            --
      Cash and cash equivalents                                        --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                       28,147         29,051         10,751       174,567         2,010
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
      Long-term debt                                               16,143             --             --            --            --
      Notes payable to MeriStar Hospitality Corporation                --             --             --            --            --
      Accounts payable and accrued expenses                           238            558            173           838             4
      Accrued interest                                                 --             --             --            --            --
      Due to Interstate Hotels & Resorts                               --             --             --            --            --
      Other liabilities                                                --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
           Total liabilities                                       16,381            558            173           838             4
                                                               ----------     ----------     ----------    ----------    ----------

      Minority interests                                               --             --             --            --            --
      Redeemable OP units at redemption value                          --             --             --            --            --
      Partners' capital - Common OP Units                          11,766         28,493         10,578       173,729         2,006
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                      28,147         29,051         10,751       174,567         2,010
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5J,       SUB 5Q,        SUB 5A,       SUB 8D,      SUB 4J,
                                                                    LLC           LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
ASSETS
      Investments in hotel properties                             107,471         16,509         34,981        30,687        38,154
      Accumulated depreciation                                    (13,334)        (1,709)        (9,395)       (5,080)       (5,862)
                                                               ----------     ----------     ----------    ----------    ----------
                                                                   94,137         14,800         25,586        25,607        32,292

      Restricted cash                                                  --             --             --            --            --
      Investments in and advances to affiliates                        --             --          4,627            --            --
      Due from subsidiaries                                        17,649          3,274          5,147         6,942         5,438
      Note receivable from Interstate Hotels & Resorts                 --             --             --            --            --
      Prepaid expenses and other assets                                --             --             --            --             5
      Accounts receivable, net of allowance for doubtful accounts      --             --             --            --           (24)
      Cash and cash equivalents                                        --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Total Assets                                                      111,786         18,074         35,360        32,549        37,711
                                                               ==========     ==========     ==========    ==========    ==========

LIABILITIES AND PARTNERS' CAPITAL
      Long-term debt                                                   --             --         23,609            --            --
      Notes payable to MeriStar Hospitality Corporation                --             --             --            --            --
      Accounts payable and accrued expenses                           453           (122)            (3)         (117)          171
      Accrued interest                                                 --             --             --            --            --
      Due to Interstate Hotels & Resorts                               --             --             --            --            --
      Other liabilities                                                --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
           Total liabilities                                          453           (122)        23,606          (117)          171
                                                               ----------     ----------     ----------    ----------    ----------

      Minority interests                                               --             --             --            --            --
      Redeemable OP units at redemption value                          --             --             --            --            --
      Partners' capital - Common OP Units                         111,333         18,196         11,754        32,666        37,540
                                                               ----------     ----------     ----------    ----------    ----------
Total Liabilities and Capital                                     111,786         18,074         35,360        32,549        37,711
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2002
(DOLLARS IN THOUSANDS)

                                                                       MERISTAR       GUARANTOR
                                                                    HOTEL LESSEE,    SUBSIDIARIES                       TOTAL
                                                                         INC.           TOTAL       ELIMINATIONS    CONSOLIDATED
Assets
      Investments in hotel properties                                      2,252       1,536,518              --     $ 3,020,909
      Accumulated depreciation                                            (2,219)       (231,359)             --        (460,972)
                                                                     -----------     -----------     -----------     -----------
                                                                              33       1,305,159              --       2,559,937

      Restricted cash                                                         --             115              --          20,365
      Investments in and advances to affiliates                            1,630          60,828      (2,617,743)         41,714
      Due from subsidiaries                                                5,245         398,815              --              --
      Note receivable from Interstate Hotels & Resorts                        --              --        (108,605)         42,052
      Prepaid expenses and other assets                                   15,759          16,436              --          39,197
      Accounts receivable, net of allowance for doubtful accounts         42,400          43,571              --          56,828
      Cash and cash equivalents                                           12,517          12,517              --          33,889

                                                                     -----------     -----------     -----------     -----------
Total Assets                                                              77,584       1,837,441      (2,726,348)    $ 2,793,982
                                                                     ===========     ===========     ===========     ===========

LIABILITIES AND PARTNERS' CAPITAL
      Long-term debt                                                      21,397         107,320        (108,605)      1,296,597
      Notes payable to MeriStar Hospitality Corporation                       --              --              --         357,505
      Accounts payable and accrued expenses                               58,595          79,359              --         104,677
      Accrued interest                                                       107             224              --          52,907
      Due to Interstate Hotels & Resorts                                  10,328          10,128              --          10,500
      Other liabilities                                                   11,376          11,376              --          15,967
                                                                     -----------     -----------     -----------     -----------
           Total liabilities                                             101,803         208,407        (108,605)      1,838,153
                                                                     -----------     -----------     -----------     -----------

      Minority interests                                                      --              --              --           2,624
      Redeemable OP units at redemption value                                 --              --              --          38,205
      Partners' capital - Common OP Units                                (24,219)      1,629,034      (2,617,743)        915,000
                                                                     -----------     -----------     -----------     -----------
Total Liabilities and Capital                                             77,584       1,837,441      (2,726,348)    $ 2,793,982
                                                                     ===========     ===========     ===========     ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                MERISTAR          NON-        MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY      GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                OP, L.P.     SUBSIDIARIES        LLC          LLC           LLC
                                                              -----------    ------------    ----------    ----------    ----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                        2,053            563             --            --            --
    Participating lease revenue                                        --         32,050             --            --           281
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                       2,053         32,613             --            --           281
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --            300             --            --            --
Other operating expenses:
      Administrative and general                                    2,919             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                 2,214         12,792             --            --            34
      Loss on asset impairments                                        --          3,975             --            --            --
      Property taxes, insurance and other                             642          5,400             --            --            27
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                  5,775         22,467             --            --            61
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                            (3,722)        10,146             --            --           220
Interest expense, net                                              25,545          6,994             --            --            --
Equity in income from consolidated entities                        44,064             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit    (73,331)         3,152             --            --           220
Minority interests                                                    (11)            --             --            --            --
Income tax benefit                                                    144             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
Net (loss) income                                                 (73,198)         3,152             --            --           220
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 8A,       SUB 8F,        SUB 8G,       SUB 6H,      SUB 8B,
                                                                    LLC           L.P.           LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --            --            --
    Participating lease revenue                                        --            586             --           256         1,818
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          --            586             --           256         1,818
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    --            115             --           108           610
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                              --            146             --            24           346
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                     --            261             --           132           956
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                --            325             --           124           862
Interest expense, net                                                  --             --             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit         --            325             --           124           862
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                      --            325             --           124           862
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,      SUB 3C,
                                                                    L.P.          LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --              5             --            --            --
    Participating lease revenue                                       526            362            226           319           594
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         526            367            226           319           594
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   254            146            115            34           179
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                             242             54             40            24            98
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    496            200            155            58           277
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                30            167             71           261           317
Interest expense, net                                                  --             --             --             2            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit         30            167             71           259           317
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                      30            167             71           259           317
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5H,       SUB 6D,        SUB 6E,       SUB 4E,      SUB 1B,
                                                                    LLC           LLC            LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --              4             --             1            --
    Participating lease revenue                                        --            432          1,308           351           590
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          --            436          1,308           352           590
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    --            137            414           211           143
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                              --             79            161           111            46
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                     --            216            575           322           189
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                --            220            733            30           401
Interest expense, net                                                  --             --             --            --            10
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit         --            220            733            30           391
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                      --            220            733            30           391
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5F,       SUB 6G,        SUB 8C,       SUB 4C,      SUB 4H,
                                                                    L.P.          LLC            LLC           L.P.         L.P.
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --              1            --            --
    Participating lease revenue                                       726            516            500            --            63
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         726            516            501            --            63
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   267            215            200            --           132
      Loss on asset impairments                                        --             --          4,127            --            --
      Property taxes, insurance and other                              99             88            173            --            45
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    366            303          4,500            --           177
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               360            213         (3,999)           --          (114)
Interest expense, net                                                  --             --             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        360            213         (3,999)           --          (114)
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     360            213         (3,999)           --          (114)
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR   MERISTAR SUB
                                                                  SUB 7E,       SUB 3D,        SUB 1A,       SUB 5E,     7A JOINT
                                                                    LLC           LLC            LLC           LLC       VENTURE
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --            --            --
    Participating lease revenue                                       336            374            449         1,242           271
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         336            374            449         1,242           271
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   155            197            113           484           107
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                              49             59            105           101            63
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    204            256            218           585           170
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               132            118            231           657           101
Interest expense, net                                                  --             --             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        132            118            231           657           101
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     132            118            231           657           101
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 6K,       SUB 2B,        SUB 3A,       SUB 4A,      SUB 4D,
                                                                    LLC           LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --            --            --
    Participating lease revenue                                       952            102            136           255           120
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         952            102            136           255           120
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   186            113             66            --            55
      Loss on asset impairments                                        --          3,680             --            --         1,004
      Property taxes, insurance and other                              95             34             26            64            30
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    281          3,827             92            64         1,089
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               671         (3,725)            44           191          (969)
Interest expense, net                                                  --            110             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        671         (3,835)            44           191          (969)
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     671         (3,835)            44           191          (969)
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR         MDV        MERISTAR     MERISTAR
                                                                  SUB 2A,       SUB 6L,       LIMITED        SUB 5C,      SUB 6J,
                                                                    LLC           LLC       PARTNERSHIP       LLC          LLC
                                                               ----------     ----------    -----------   ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --            --            --
    Participating lease revenue                                       111            355            126           210           462
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         111            355            126           210           462
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    84            222             35           153           158
      Loss on asset impairments                                     1,981             --             --         5,840            --
      Property taxes, insurance and other                              44             55             34            95            65
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                  2,109            277             69         6,088           223
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                            (1,998)            78             57        (5,878)          239
Interest expense, net                                                 179             --             --            --            (1)
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit     (2,177)            78             57        (5,878)          240
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                  (2,177)            78             57        (5,878)          240
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1D,       SUB 7B,        SUB 7D,       SUB 7G,      SUB 6B,
                                                                    L.P.          L.P.           LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           79             --            358            --            --
    Participating lease revenue                                     1,188            401          1,425           150           225
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                       1,267            401          1,783           150           225
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              42             --            201            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   578            181            421           178           116
      Loss on asset impairments                                        --          7,894             --         6,549            --
      Property taxes, insurance and other                             387            182            561            53            50
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                  1,007          8,257          1,183         6,780           166
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               260         (7,856)           600        (6,630)           59
Interest expense, net                                                  --             --             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        260         (7,856)           600        (6,630)           59
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     260         (7,856)           600        (6,630)           59
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR        AGH
                                                                  SUB 4L,       SUB 5D,        SUB 5H,       SUB 7H,       PSS I,
                                                                    L.P.          LLC            LLC           LLC          INC.
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --            --            --
    Participating lease revenue                                        20            475          1,284           323           585
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          20            475          1,284           323           585
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    73            365            505            51            --
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                              58             58            217           126           135
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    131            423            722           177           135
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                              (111)            52            562           146           450
Interest expense, net                                                  --            328             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit       (111)          (276)           562           146           450
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                    (111)          (276)           562           146           450
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 2D,       SUB 4F,        SUB 5K,       SUB 5M,      SUB 1E,
                                                                    LLC           L.P.           LLC           LLC          L.P.
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --              3             --            --            --
    Participating lease revenue                                       225            526            627           547           360
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         225            529            627           547           360
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   127            279            322           118            79
      Loss on asset impairments                                     7,650             --             --            --            --
      Property taxes, insurance and other                              66             86             94            66            43
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                  7,843            365            416           184           122
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                            (7,618)           164            211           363           238
Interest expense, net                                                 208             --             --            --            --
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit     (7,826)           164            211           363           238
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                  (7,826)           164            211           363           238
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5O,         6M           SUB 4B,       SUB 6C,      SUB 2C,
                                                                    LLC        COMPANY           L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --             --             --             4            28
    Participating lease revenue                                       240            917             47           649           361
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         240            917             47           653           389
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    57            308            136           194           278
      Loss on asset impairments                                        --             --             --            --        13,282
      Property taxes, insurance and other                              26             83             67            56           126
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                     83            391            203           250        13,686
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               157            526           (156)          403       (13,297)
Interest expense, net                                                  --             --             --            --           363
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        157            526           (156)          403       (13,660)
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     157            526           (156)          403       (13,660)
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 4G,       SUB 3B,        SUB 5G,       SUB 5P,      SUB 5J,
                                                                    L.P.          LLC            L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
    Office rental, parking and other revenue                           --              6              9            --            --
    Participating lease revenue                                       528            406          3,056           181         2,693
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         528            412          3,065           181         2,693
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other operating departments                                      --             --             --            --            --
      Office rental, parking and other operating expenses              --             --             --            --            --
Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   225            130          1,572             1           871
      Loss on asset impairments                                        --            695             --            --            --
      Property taxes, insurance and other                             154             78            481             3           370
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    379            903          2,053             4         1,241
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               149           (491)         1,012           177         1,452
Interest expense, net                                                  --             --             --            --             3
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        149           (491)         1,012           177         1,449
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     149           (491)         1,012           177         1,449
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5Q,       SUB 5A,        SUB 8D,       SUB 4J,   HOTEL LESSEE,
                                                                    LLC           LLC            LLC           LLC          INC.
                                                               ----------     ----------     ----------    ----------  -------------
Revenue:
    Hotel operations:
      Rooms                                                            --             --             --            --       158,260
      Food and beverage                                                --             --             --            --        62,830
      Other hotel operations                                           --             --             --            --        18,879
    Office rental, parking and other revenue                           --             29             --            54            --
    Participating lease revenue                                       613          1,593            595           725            --
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         613          1,622            595           779       239,969
                                                               ----------     ----------     ----------    ----------    ----------

Hotel operating expenses:
      Rooms                                                            --             --             --            --        38,586
      Food and beverage                                                --             --             --            --        46,086
      Other operating departments                                      --             --             --            --        11,125
      Office rental, parking and other operating expenses              --             --             --            98            --
Other operating expenses:
      Administrative and general                                       --             --             --            --        39,632
      Property operating costs                                         --             --             --            --        36,980
      Depreciation and amortization                                   140            386            314           326           (73)
      Loss on asset impairments                                        --             --             --            --            --
      Property taxes, insurance and other                              54            177            109            81        75,428
                                                               ----------     ----------     ----------    ----------    ----------
Operating expenses                                                    194            563            423           505       247,764
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               419          1,059            172           274        (7,795)
Interest expense, net                                                  --            708             --            --           427
Equity in income from consolidated entities                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) before minority interests and income tax benefit        419            351            172           274        (8,222)
Minority interests                                                     --             --             --            --            --
Income tax benefit                                                     --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Net (loss) income                                                     419            351            172           274        (8,222)
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                    GUARANTOR
                                                                  SUBSIDIARIES                     TOTAL
                                                                      TOTAL      ELIMINATIONS   CONSOLIDATED
                                                                  ------------   ------------   ------------
Revenue:
    Hotel operations:
      Rooms                                                          158,260             --        158,260
      Food and beverage                                               62,830             --         62,830
      Other hotel operations                                          18,879             --         18,879
    Office rental, parking and other revenue                             581             --          3,197
    Participating lease revenue                                       35,920        (67,970)            --
                                                                  ----------     ----------     ----------
Total revenue                                                        276,470        (67,970)       243,166
                                                                  ----------     ----------     ----------

Hotel operating expenses:
      Rooms                                                           38,586             --         38,586
      Food and beverage                                               46,086             --         46,086
      Other operating departments                                     11,125             --         11,125
      Office rental, parking and other operating expenses                341             --            641
Other operating expenses:
      Administrative and general                                      39,632             --         42,551
      Property operating costs                                        36,980             --         36,980
      Depreciation and amortization                                   13,700             --         28,706
      Loss on asset impairments                                       52,702             --         56,677
      Property taxes, insurance and other                             82,197        (67,970)        20,269
                                                                  ----------     ----------     ----------
Operating expenses                                                   321,349        (67,970)       281,621
                                                                  ----------     ----------     ----------

Operating (loss) income                                              (44,879)            --        (38,455)
Interest expense, net                                                  2,337             --         34,876
Equity in income from consolidated entities                               --        (44,064)            --
                                                                  ----------     ----------     ----------
Income (loss) before minority interests and income tax benefit       (47,216)        44,064        (73,331)
Minority interests                                                        --             --            (11)
Income tax benefit                                                        --             --            144
                                                                  ----------     ----------     ----------

Net (loss) income                                                    (47,216)        44,064        (73,198)
                                                                  ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                MERISTAR          NON-        MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY      GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                OP, L.P.     SUBSIDIARIES        LLC          LLC           LLC
                                                              -----------    ------------    ----------    ----------    ----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                         1,833          1,264             --            --            --
   Participating lease revenue                                         --         33,334             --            --           319
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                       1,833         34,598             --            --           319

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --            148             --            --            --
   Other operating expenses:
      Administrative and general                                    2,335             55             --            --            --
      Property operating costs                                       (454)            12             --            --            --
      Depreciation and amortization                                 2,671         12,442             --            --            33
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                            (760)         6,011             --            --            27
      Loss on fair value of non-hedging derivatives                 4,735             --             --            --            --
      Write-off of deferred financing costs                         1,529             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                              10,056         18,668             --            --            60
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                            (8,223)        15,930             --            --           259
   Interest expense, net                                           26,199          6,963             --            --            (2)
   Equity in income from consolidated entities                    (23,860)            --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation   (10,562)         8,967             --            --           261
   Minority interests                                                 (11)            --             --            --            --
   Income tax benefit                                                 270             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                          (10,303)         8,967             --            --           261

Income (loss) from discontinued operations, net of income taxes       (21)           747             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                 (10,324)         9,714             --            --           261
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 8A,       SUB 8F,        SUB 8G,       SUB 6H,      SUB 8B,
                                                                    LLC           L.P.           LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --            --            --
   Participating lease revenue                                         --            571             --           378         1,791
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          --            571             --           378         1,791

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --              1             --             1            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    --            113             --           107           595
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              --            230             --            25           358
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                  --            344             --           133           953
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                --            227             --           245           838
   Interest expense, net                                               --             (2)            --            (1)          (14)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operations       --            229             --           246           852
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                               --            229             --           246           852

Income (loss) from discontinued operations, net of income taxes       252             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     252            229             --           246           852
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,      SUB 3C,
                                                                    L.P.          LLC            LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --              8             --            --            --
   Participating lease revenue                                        410            376            274           317           541
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         410            384            274           317           541

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   257            147            118            33           176
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                             202             46             34            30           114
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 459            193            152            63           290
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               (49)           191            122           254           251
   Interest expense, net                                              (10)            (4)            (2)           (3)           (5)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       (39)           195            124           257           256
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              (39)           195            124           257           256

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     (39)           195            124           257           256
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5B,       SUB 6D,        SUB 6E,       SUB 4E,      SUB 1B,
                                                                    LLC           LLC            LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --              6             --             3           581
   Participating lease revenue                                         --            517          1,264           342           505
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          --            523          1,264           345         1,086

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    --            133            425           230           158
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              --             46            207            97            39
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                  --            179            632           327           197
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                --            344            632            18           889
   Interest expense, net                                               --             (6)           (12)           (6)           (3)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operations       --            350            644            24           892
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                               --            350            644            24           892

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                      --            350            644            24           892
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5F,       SUB 6G,        SUB 8C,       SUB 4C,      SUB 4H,
                                                                    L.P.          LLC            LLC           L.P.         L.P.
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --              2            --            --
   Participating lease revenue                                        802            563            487            --           171
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         802            563            489            --           171

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                        1             --             (1)           --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   264            209            346            --           135
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              84             75            151            --            47
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 349            284            496            --           182
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               453            279             (7)           --           (11)
   Interest expense, net                                               (7)            (9)           (10)           --            (2)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       460            288              3             0            (9)
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              460            288              3            --            (9)

Income (loss) from discontinued operations, net of income taxes        --             --             --            66            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     460            288              3            66            (9)
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 7C,       SUB 3D,        SUB 1A,       SUB 5E,      JOINT
                                                                    LLC           LLC            LLC           LLC       VENTURE
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --            --            --
   Participating lease revenue                                        362            713            401         1,080           272
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         362            713            401         1,080           272

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --             1
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   158            240            119           485           104
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              39             18             82            96            56
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 197            258            201           581           161
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               165            455            200           499           111
   Interest expense, net                                               (5)            (9)            (5)           (8)           (7)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       170            464            205           507           118
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              170            464            205           507           118

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     170            464            205           507           118
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 6K,       SUB 2B,        SUB 3A,       SUB 4A,      SUB 4D,
                                                                    LLC           LLC            LLC           L.P.         LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --            --            --
   Participating lease revenue                                        882            109            133           248           117
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         882            109            133           248           117

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   186            105             71            --            80
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                             120             36             28            60            46
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 306            141             99            60           126
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               576            (32)            34           188            (9)
   Interest expense, net                                               (8)            95             (5)           (7)           (9)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       584           (127)            39           195             0
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              584           (127)            39           195            --

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     584           (127)            39           195            --
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR          MDV        MERISTAR     MERISTAR
                                                                  SUB 2A,       SUB 6L,        LIMITED       SUB 5C,      SUB 6J,
                                                                    LLC           LLC        PARTNERSHIP       LLC          LLC
                                                               ----------     ----------     -----------   ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --            --            --
   Participating lease revenue                                        127            350            190           259           622
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         127            350            190           259           622

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                        2              1             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    78            222             34           149           162
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              37             50             38            98            46
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 117            273             72           247           208
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                10             77            118            12           414
   Interest expense, net                                              167             (2)            (1)           (8)           (9)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation      (157)            79            119            20           423
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                             (157)            79            119            20           423

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                    (157)            79            119            20           423
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 1D,       SUB 7B,        SUB 7D,       SUB 7G,      SUB 6D,
                                                                    L.P.          L.P.           LLC           LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                           107             --            341            --            --
   Participating lease revenue                                      1,382            391          1,387           146           253
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                       1,489            391          1,728           146           253

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           31             --            483            --            --
   Other operating expenses:
      Administrative and general                                       --              1             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   554            231            416           189           114
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                             267            223            533            59            60
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 852            455          1,432           248           174
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               637            (64)           296          (102)           79
   Interest expense, net                                              (22)            (4)           (11)           (6)           (1)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       659            (60)           307           (96)           80
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              659            (60)           307           (96)           80

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     659            (60)           307           (96)           80
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR        AGH
                                                                  SUB 4J,       SUB 5D,        SUB 5H,       SUB 7H,       PSS I,
                                                                    L.P.          LLC            LLC           LLC          INC.
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --            --             1
   Participating lease revenue                                         20            416          1,239           315           737
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                          20            416          1,239           315           738

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   144            362            493           152            --
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              76             87            168            92           105
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 220            449            661           244           105
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                              (200)           (33)           578            71           633
   Interest expense, net                                               (9)           399            (18)           (5)           (8)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation      (191)            --            596            76           641
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                             (191)          (432)           596            76           641

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                    (191)          (432)           596            76           641
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 2D,       SUB 4F,        SUB 5K,       SUB 5M,      SUB 1E,
                                                                    LLC           L.P.           LLC           LLC          L.P.
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --              4             --            --            --
   Participating lease revenue                                        245            467            736           649           317
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         245            471            736           649           317

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   117            280            297           113            76
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              56             93             76            76            36
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 173            373            373           189           112
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                                72             98            363           460           205
   Interest expense, net                                              192             (7)           (22)           (5)           (4)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation      (120)           105            385           465           209
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                             (120)           105            385           465           209

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                    (120)           105            385           465           209
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5O,         6M           SUB 4B,       SUB 6C,      SUB 2C,
                                                                    LLC        COMPANY           L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                            --             --             --             4            19
   Participating lease revenue                                        276            917             55           714           343
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         276            917             55           718           362

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                    55            302            177           199           255
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              35             71             86            50            86
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                  90            373            263           249           341
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               186            544           (208)          469            21
   Interest expense, net                                               (2)            (4)           (56)           (7)          332
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       188            548           (152)          476          (311)
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              188            548           (152)          476          (311)

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     188            548           (152)          476          (311)
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 4G,       SUB 3B,        SUB 5G,       SUB 5P,      SUB 5J,
                                                                    L.P.          LLC            L.P.          LLC          LLC
                                                               ----------     ----------     ----------    ----------   -----------
   Hotel operations:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel operations                                           --             --             --            --            --
   Office rental, parking and other revenue                             6              6             18            --            --
   Participating lease revenue                                        726            368          3,220           119         2,790
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         732            374          3,238           119         2,790

Hotel operating expenses:
      Rooms                                                            --             --             --            --            --
      Food and beverage                                                --             --             --            --            --
      Other hotel and operating expenses                               --             --             --            --            --
   Office rental, parking and other expenses                           --             --             --            --            --
   Other operating expenses:
      Administrative and general                                       --             --              2            --            --
      Property operating costs                                         --             --             --            --            --
      Depreciation and amortization                                   229            230          1,548            --           866
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                             124             81            465             6           471
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 353            311          2,015             6         1,337
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               379             63          1,223           113         1,453
   Interest expense, net                                               (6)            (7)           (30)           --           (26)
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       385             70          1,253           113         1,479
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              385             70          1,253           113         1,479

Income (loss) from discontinued operations, net of income taxes        --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     385             70          1,253           113         1,479
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5Q,       SUB 5A,        SUB 8D,       SUB 4J,       HOTEL
                                                                    LLC           LLC            LLC.          LLC     LESSEE, INC.
                                                               ----------     ----------     ----------    ----------  -----------
   Hotel operations:
      Rooms                                                            --             --             --            --       164,740
      Food and beverage                                                --             --             --            --        60,988
      Other hotel operations                                           --             --             --            --        18,802
   Office rental, parking and other revenue                            --             23             --            65            10
   Participating lease revenue                                        653          1,582            579           776            --
                                                               ----------     ----------     ----------    ----------    ----------
Total revenue                                                         653          1,605            579           841       244,540

Hotel operating expenses:
      Rooms                                                            --             --             --            --        37,524
      Food and beverage                                                --             --             --            --        43,567
      Other hotel and operating expenses                               --             --             --            --        10,519
   Office rental, parking and other expenses                           --             --             --            99            --
   Other operating expenses:
      Administrative and general                                       --             --             --            --        39,834
      Property operating costs                                         --             --             --            --        36,064
      Depreciation and amortization                                   120            313            317           336           294
      Loss on asset impairment                                         --             --             --            --            --
      Property taxes, insurance and other                              68            151            106           101        78,406
      Loss on fair value of non-hedging derivatives                    --             --             --            --            --
      Write-off of deferred financing costs                            --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------
   Operating expenses                                                 188            464            423           536       246,208
                                                               ----------     ----------     ----------    ----------    ----------

Operating (loss) income                                               465          1,141            156           305        (1,668)
   Interest expense, net                                              (22)           693             (5)          (11)           61
   Equity in income from consolidated entities                         --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operation       487            448            161           316        (1,729)
   Minority interests                                                  --             --             --            --            --
   Income tax benefit                                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Income (loss) from continuing operations                              487            448            161           316        (1,729)

Income (loss) from discontinued operations, net of income taxes        --             --             --            --          (200)

                                                               ----------     ----------     ----------    ----------    ----------
Net income (loss)                                                     487            448            161           316        (1,929)
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                      GUARANTOR
                                                                    SUBSIDIARIES                             TOTAL
                                                                        TOTAL            ELIMINATIONS    CONSOLIDATED
                                                                    ------------         ------------    ------------
   Hotel operations:
      Rooms                                                            164,740                    --        164,740
      Food and beverage                                                 60,988                    --         60,988
      Other hotel operations                                            18,802                    --         18,802
   Office rental, parking and other revenue                              1,204                    --          4,301
   Participating lease revenue                                          37,311               (70,645)            --
                                                                      --------              --------       --------
Total revenue                                                          283,045               (70,645)       248,831

Hotel operating expenses:
      Rooms                                                             37,524                    --         37,524
      Food and beverage                                                 43,567                    --         43,567
      Other hotel and operating expenses                                10,519                    --         10,519
   Office rental, parking and other expenses                               613                    --            761
   Other operating expenses:
      Administrative and general                                        39,843                    --         42,233
      Property operating costs                                          36,064                    --         35,622
      Depreciation and amortization                                     14,451                    --         29,564
      Loss on asset impairment                                              --                    --             --
      Property taxes, insurance and other                               84,976               (70,645)        19,582
      Loss on fair value of non-hedging derivatives                         --                    --          4,735
      Write-off of deferred financing costs                                 --                    --          1,529
                                                                      --------              --------       --------
   Operating expenses                                                  267,557               (70,645)       225,636
                                                                      --------              --------       --------
Operating (loss) income                                                 15,488                    --         23,195
   Interest expense, net                                                 1,460                    --         34,622
   Equity in income from consolidated entities                              --                23,860             --
                                                                      --------              --------       --------
 Income (loss) before minority interests, income
 tax benefit, loss on sale of assets and discontinued operations        14,028               (23,860)       (11,427)
   Minority interests                                                       --                    --            (11)
   Income tax benefit                                                       --                    --            270
                                                                      --------              --------       --------
Income (loss) from continuing operations                                14,028               (23,860)       (11,168)

Income (loss) from discontinued operations, net of income taxes            118                    --            844
                                                                      --------              --------       --------
Net income (loss)                                                       14,146               (23,860)       (10,324)
                                                                      ========              ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                MERISTAR          NON-        MERISTAR        AGH         MERISTAR
                                                              HOSPITALITY      GUARANTOR       SUB 7C,       UPREIT,       SUB 5N,
                                                                OP, L.P.     SUBSIDIARIES        LLC          LLC           LLC
                                                              -----------    ------------    ----------    ----------    ----------
Operating activities:
    Net (loss) income                                             (73,198)         3,152             --            --           220
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 2,214         12,792             --            --            34
      Equity in earnings                                           44,064             --             --            --            --
      Loss on asset impairments                                        --          3,975             --            --            --
      Minority interests                                               11             --             --            --            --
      Amortization of unearned stock-based compensation               976             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net     (2,055)            --             --            --            --
      Deferred income taxes                                          (682)            --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                       (1,047)            72             --            --            --
         Prepaid expenses and other assets                          4,804         (1,091)            --            --            (9)
         Due from/to Interstate Hotels & Resorts                      137             --             --            --            --
         Due from subsidiaries                                     30,077        (19,439)            --            --          (234)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                       (6,389)        (5,694)            --            --            (2)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                (1,088)        (6,233)            --            --             9
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                              (260)        (4,372)            --            --            (9)
    Proceeds from sales of assets                                      --         12,650             --            --            --
    Net payments from Interstate Hotels & Resorts                  42,052             --             --            --            --
    Change in restricted cash                                      (1,788)           132             --            --            --
    Other, net                                                         --           (299)            --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                40,004          8,111             --            --            (9)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                          (12,249)        (1,878)            --            --            --
    Distributions to partners                                        (141)            --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                             (12,390)        (1,878)            --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                              (274)            --             --            --            --

Net change in cash and cash equivalents                            26,252             --             --            --            --

Cash and cash equivalents, beginning of period                     21,372             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                           47,624             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========


                                                                MERISTAR       MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                 SUB 8A,        SUB 8F,       SUB 8G,        SUB 6H,       SUB 8B,
                                                                   LLC            LLC           LLC            L.P.          LLC
                                                               ----------     ----------    -----------    ----------    ----------
Operating activities:
    Net (loss) income                                                  --            325             --           124           862
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    --            115             --           108           610
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --             --            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                             --            (18)            --            (4)           (3)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                         --           (293)            --          (238)         (841)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                           --           (121)            --            11           (25)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    --              8             --             1           603
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                --             (8)            --            (1)         (603)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    --             (8)            --            (1)         (603)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,       SUB 3C,
                                                                    L.P.          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                  30            167            71            259           317
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   254            146           115             34           179
      Equity in earnings                                               --             --            --             --            --
      Loss on asset impairments                                        --             --            --             --            --
      Minority interests                                               --             --            --             --            --
      Amortization of unearned stock-based compensation                --             --            --             --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --            --             --            --
      Deferred income taxes                                            --             --            --             --            --
      Changes in operating assets and liabilities:                     --             --            --             --            --
         Accounts receivable                                           (4)            --            --             48            --
         Prepaid expenses and other assets                            (72)            (6)           (4)           (24)           (5)
         Due from/to Interstate Hotels & Resorts                       --             --            --             --            --
         Due from subsidiaries                                       (153)          (179)         (182)          (278)         (566)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (24)           (63)           29            (22)           82

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) operating activities                    31             65            29             17             7
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                               (31)           (65)          (29)           (17)           (7)
    Proceeds from sales of assets                                      --             --            --             --            --
    Net payments from Interstate Hotels & Resorts                      --             --            --             --            --
    Change in restricted cash                                          --             --            --             --            --
    Other, net                                                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) investing activities                   (31)           (65)          (29)           (17)           (7)
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --            --             --            --
    Distributions to partners                                          --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash used in financing activities                                  --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net change in cash and cash equivalents                                --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5B,       SUB 6D,        SUB 6E,       SUB 4E,       SUB 1B,
                                                                    LLC.          LLC            LLC           L.P.          LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                  --            220            733            30           391
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    --            137            414           211           143
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --             --            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             (7)            --            --            --
         Prepaid expenses and other assets                             --             (4)           (18)          (14)          (20)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                         --           (264)          (985)          220          (506)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                           --            (82)           (44)         (358)           17

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    --             --            100            89            25
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                --             --           (100)          (89)          (14)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    --             --           (100)          (89)          (14)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --           (11)
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --           (11)
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5F,       SUB 6G,        SUB 8C,       SUB 4C,       SUB 4H,
                                                                    L.P.          LLC            LLC           L.P.          L.P.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                 360            213         (3,999)           --          (114)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   267            215            200            --           132
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --          4,127            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            14
         Prepaid expenses and other assets                            (38)            (7)           (13)           --           (17)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                       (548)          (342)            (9)           --           114
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (15)           (71)          (298)           --           (95)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    26              8              8            --            34
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                               (26)            (8)            (8)           --           (34)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                   (26)            (8)            (8)           --           (34)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR   MERISTAR SUB
                                                                  SUB 7E,       SUB 3D,        SUB 1A,       SUB 5E,     7A JOINT
                                                                    LLC.          LLC            LLC           LLC.      VENTURE
                                                               ----------     ----------     ----------    ----------  ------------
Operating activities:
    Net (loss) income                                                 132            118            231           657           101
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   155            197            113           484           107
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --             --            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                             (5)            (9)           (33)          (11)           (8)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                       (243)          (302)          (250)       (1,177)         (115)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (30)             5            (51)           67           (64)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                     9              9             10            20            21
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                (9)            (9)           (10)          (20)          (21)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    (9)            (9)           (10)          (20)          (21)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 6K,       SUB 2B,        SUB 3A,       SUB 4A,       SUB 4D,
                                                                    LLC.          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                 671         (3,835)            44           191          (969)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   186            113             66            --            55
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --          3,680             --            --         1,004
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --              1             --            --            --
         Prepaid expenses and other assets                             (2)           (12)            (5)           (7)           (4)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                       (789)            54            (80)           57           (69)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (60)            --            (23)         (175)           19

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                     6              1              2            66            36
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                (6)            (1)            (2)          (66)          (36)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    (6)            (1)            (2)          (66)          (36)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR          MDV        MERISTAR      MERISTAR
                                                                  SUB 2A,       SUB 6L,        LIMITED       SUB 5C,       SUB 6J,
                                                                    LLC.          LLC        PARTNERSHIP       LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                              (2,177)            78             57        (5,878)          240
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    84            222             35           153           158
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                     1,981             --             --         5,840            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                            (10)            (7)            (7)          (32)           (5)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                        403           (289)           (34)           38          (356)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                           20             33            (48)          (69)          (25)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                   301             37              3            52            12
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                              (301)           (37)            (3)          (52)          (12)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                  (301)           (37)            (3)          (52)          (12)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1D,       SUB 7B,        SUB 7D,       SUB 7G,       SUB 6B,
                                                                    L.P.          L.P.           LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                 260         (7,856)           600        (6,630)           59
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   578            181            421           178           116
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --          7,894             --         6,549            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --            243            --            --
         Prepaid expenses and other assets                           (111)            (7)           (18)           (6)           (1)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                       (677)            35           (549)           11          (205)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                           --           (211)          (695)          (70)           43

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    50             36              2            32            12
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                               (50)           (36)            (2)          (32)          (12)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                   (50)           (36)            (2)          (32)          (12)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR         AGH
                                                                  SUB 4L,       SUB 5D,        SUB 5H,       SUB 7H,        PSS I,
                                                                    L.P.          LLC            LLC           LLC           INC.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                (111)          (276)           562           146           450
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    73            365            505            51            --
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --             --            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                             (8)           (20)           (98)           (5)          (45)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                        243            (41)          (823)          (42)         (388)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                         (179)           (15)           (76)         (145)           (1)

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    18             13             70             5            16
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                               (18)           (13)           (70)           (5)          (16)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                   (18)           (13)           (70)           (5)          (16)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 2D,       SUB 4F,        SUB 5K,       SUB 5M,       SUB 1E,
                                                                    LLC           L.P.           LLC           LLC           L.P.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                              (7,826)           164            211           363           238
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   127            279            322           118            79
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                     7,650             --             --            --            --
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                            (12)            (8)           (40)          (20)          (12)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                        135             66           (428)         (449)         (302)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (74)          (267)           (25)           (4)            6

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                    --            234             40             8             9
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                --           (234)           (40)           (8)           (9)
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    --           (234)           (40)           (8)           (9)
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5O,       SUB 6M         SUB 4D,       SUB 6C,       SUB 2C,
                                                                    LLC         COMPANY          L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                 157            526           (156)          403       (13,660)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                    57            308            136           194           278
      Equity in earnings                                               --             --             --            --            --
      Loss on asset impairments                                        --             --             --            --        13,282
      Minority interests                                               --             --             --            --            --
      Amortization of unearned stock-based compensation                --             --             --            --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --             --            --            --
      Deferred income taxes                                            --             --             --            --            --
      Changes in operating assets and liabilities:                     --             --             --            --            --
         Accounts receivable                                           --             --             --            --            --
         Prepaid expenses and other assets                             (8)            (8)            (9)           (7)          (31)
         Due from/to Interstate Hotels & Resorts                       --             --             --            --            --
         Due from subsidiaries                                       (205)          (880)           296          (543)           79
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                            2             58           (204)           (7)           52

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) operating activities                     3              4             63            40            --
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                (3)            (4)           (63)          (40)           --
    Proceeds from sales of assets                                      --             --             --            --            --
    Net payments from Interstate Hotels & Resorts                      --             --             --            --            --
    Change in restricted cash                                          --             --             --            --            --
    Other, net                                                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash provided by (used in) investing activities                    (3)            (4)           (63)          (40)           --
                                                               ----------     ----------     ----------    ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --             --            --            --
    Distributions to partners                                          --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Net cash used in financing activities                                  --             --             --            --            --
                                                               ----------     ----------     ----------    ----------    ----------

Effect of exchange rate changes on cash                                --             --             --            --            --

Net change in cash and cash equivalents                                --             --             --            --            --

Cash and cash equivalents, beginning of period                         --             --             --            --            --

                                                               ----------     ----------     ----------    ----------    ----------
Cash and cash equivalents, end of period                               --             --             --            --            --
                                                               ==========     ==========     ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 4G,       SUB 3B,        SUB 5G,       SUB 5P,       SUB 5J,
                                                                    L.P.          LLC            L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:
    Net (loss) income                                                 149           (491)        1,012            177         1,449
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   225            130         1,572              1           871
      Equity in earnings                                               --             --            --             --            --
      Loss on asset impairments                                        --            695            --             --            --
      Minority interests                                               --             --            --             --            --
      Amortization of unearned stock-based compensation                --             --            --             --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --            --             --            --
      Deferred income taxes                                            --             --            --             --            --
      Changes in operating assets and liabilities:                     --             --            --             --            --
         Accounts receivable                                           --             --            --             --            --
         Prepaid expenses and other assets                            (50)            (7)         (140)            (6)         (147)
         Due from/to Interstate Hotels & Resorts                       --             --            --             --            --
         Due from subsidiaries                                         69           (348)       (2,333)          (172)         (791)
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                         (386)            56            47             --          (168)

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) operating activities                     7             35           158             --         1,214
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                                (7)           (35)         (158)            --        (1,214)
    Proceeds from sales of assets                                      --             --            --             --            --
    Net payments from Interstate Hotels & Resorts                      --             --            --             --            --
    Change in restricted cash                                          --             --            --             --            --
    Other, net                                                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) investing activities                    (7)           (35)         (158)            --        (1,214)
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --            --             --            --
    Distributions to partners                                          --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash used in financing activities                                  --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net change in cash and cash equivalents                                --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5Q,       SUB 5A,        SUB 8D,       SUB 4J,   HOTEL LESSEE,
                                                                    LLC           LLC            LLC           LLC          INC.
                                                               ----------     ----------     ----------    ----------  -------------
Operating activities:
    Net (loss) income                                                 419            351           172            274        (8,222)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   140            386           314            326           (73)
      Equity in earnings                                               --             --            --             --            --
      Loss on asset impairments                                        --             --            --             --            --
      Minority interests                                               --             --            --             --            --
      Amortization of unearned stock-based compensation                --             --            --             --            --
      Unrealized gain on interest rate swaps recognized in net loss    --             --            --             --            --
      Deferred income taxes                                            --             --            --             --            --
      Changes in operating assets and liabilities:                     --             --            --             --            --
         Accounts receivable                                           --             --            --             (8)      (12,249)
         Prepaid expenses and other assets                            (28)           (16)           (8)           (11)         (977)
         Due from/to Interstate Hotels & Resorts                       --             --            --             --           (44)
         Due from subsidiaries                                       (413)          (697)         (332)          (459)        7,941
         Accounts payable, accrued expenses, accrued interest and
           other liabilities                                          (29)            36           (16)          (110)        6,711

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) operating activities                    89             60           130             12        (6,913)
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from investing activities:
    Investment in hotel properties, net                               (89)           (60)         (130)           (12)            4
    Proceeds from sales of assets                                      --             --            --             --            --
    Net payments from Interstate Hotels & Resorts                      --             --            --             --            --
    Change in restricted cash                                          --             --            --             --            --
    Other, net                                                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash provided by (used in) investing activities                   (89)           (60)         (130)           (12)            4
                                                               ----------     ----------    ----------     ----------    ----------

Cash flows from financing activities:
    Principal payments on long-term debt                               --             --            --             --        12,249
    Distributions to partners                                          --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Net cash used in financing activities                                  --             --            --             --        12,249
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net change in cash and cash equivalents                                --             --            --             --         5,340

Cash and cash equivalents, beginning of period                         --             --            --             --        12,517

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --        17,857
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                        GUARANTOR
                                                                      SUBSIDIARIES                   TOTAL
                                                                           TOTAL    ELIMINATIONS  CONSOLIDATED
                                                                      ------------  ------------  ------------

Operating activities:
    Net (loss) income                                                    (47,216)       44,064       (73,198)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                       13,700            --        28,706
      Equity in earnings                                                      --       (44,064)           --
      Loss on asset impairments                                           52,702            --        56,677
      Minority interests                                                      --            --            11
      Amortization of unearned stock-based compensation                       --            --           976
      Unrealized gain on interest rate swaps recognized in net loss           --            --        (2,055)
      Deferred income taxes                                                   --            --          (682)
      Changes in operating assets and liabilities:                            --            --            --
         Accounts receivable                                             (11,962)           --       (12,937)
         Prepaid expenses and other assets                                (2,297)           --         1,416
         Due from/to Interstate Hotels & Resorts                             (44)           --            93
         Due from subsidiaries                                           (10,638)           --            --
         Accounts payable, accrued expenses, accrued interest and             --            --
           other liabilities                                               2,847            --        (9,236)
                                                                         -------       -------       -------
Net cash provided by (used in) operating activities                       (2,908)           --       (10,229)
                                                                         -------       -------       -------

Cash flows from investing activities:
    Investment in hotel properties, net                                   (3,990)           --        (8,622)
    Proceeds from sales of assets                                             --            --        12,650
    Net payments from Interstate Hotels & Resorts                             --            --        42,052
    Change in restricted cash                                                 --            --        (1,656)
    Other, net                                                                --            --          (299)
                                                                         -------       -------       -------
Net cash provided by (used in) investing activities                       (3,990)           --        44,125
                                                                         -------       -------       -------

Cash flows from financing activities:
    Principal payments on long-term debt                                  12,238            --        (1,889)
    Distributions to partners                                                 --            --          (141)

                                                                         -------       -------       -------
Net cash used in financing activities                                     12,238            --        (2,030)
                                                                         -------       -------       -------

Effect of exchange rate changes on cash                                       --            --          (274)

Net change in cash and cash equivalents                                    5,340            --        31,592

Cash and cash equivalents, beginning of period                            12,517            --        33,889
                                                                         -------       -------       -------
Cash and cash equivalents, end of period                                  17,857            --        65,481
                                                                         =======       =======       =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR        NON-        MERISTAR        AGH         MERISTAR
                                                               HOSPITALITY    GUARANTOR       SUB 7C        UPREIT,       SUB 5N,
                                                                 OP, L.P.    SUBSIDIARIES       LLC           LLC           LLC
                                                               -----------   ------------   -----------    ----------    ----------
Operating activities:

   Net income (loss)                                              (10,324)         9,714            --             --           261
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                   2,671         13,259            --             --            33
    Equity in earnings of affiliates                              (23,860)            --            --             --            --
    Write off of deferred financing costs                           1,529             --            --             --            --
    Loss on fair value of non-hedging derivatives                   4,735             --            --             --            --
    Minority interests                                                 11             --            --             --            --
    Amortization of unearned stock based compensation                 880             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                     (2,887)            --            --             --            --
    Deferred income taxes                                            (281)            --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                          (2,731)          (111)           --             --           (16)
      Prepaid expenses and other assets                             2,033            502            --             --            --
      Due from/to Interstate Hotels & Resorts                        (589)            --            --             --            --
      Due from subsidiaries                                        24,316        (11,553)           --             --          (299)
      Accounts payable, accrued expenses, accrued interests, and
          other liabilities                                        (6,816)        (5,539)           --             --            26

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities         (11,313)         6,272            --             --             5
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                    (833)        (5,862)           --             --            (5)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Retorts     (9,000)          (389)           --             --            --
   (Decrease) increase in restricted cash                           1,093          1,859            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities          (8,740)        (4,392)           --             --            (5)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                        (3,131)            --            --             --            --
   Proceeds from issuance of long-term debt                       234,545             --            --             --            --
   Principal payments on long-term debt                          (215,000)        (1,880)           --             --            --
   Contributions from partners                                      3,155             --            --             --            --
   Repurchase of units                                               (409)            --            --             --            --
   Distributions paid to partners                                  (1,264)            --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities          17,896         (1,880)           --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                              (271)            --            --             --            --

Net increase (decrease) in cash and cash equivalents               (2,428)            --            --             --            --

Cash and cash equivalents, beginning of period                      6,798             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                            4,370             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                MERISTAR       MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                 SUB 8A,        SUB 8F,       SUB 8G,        SUB 6H,       SUB 8B,
                                                                   LLC            LLC           LLC            L.P.          LLC
                                                               ----------     ----------    -----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  252            229            --            246           852
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                      59            113            --            107           595
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                             (16)             8            --             --            --
      Prepaid expenses and other assets                                --             19            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                        (2,282)          (414)           --           (361)       (1,161)
      Accounts payable, accrued expenses, accrued interests, and
          other liabilities                                            --             50            --              8           294

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities          (1,987)             5            --             --           580
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                   1,987             (5)           --             --          (580)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities           1,987             (5)           --             --          (580)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,       SUB 3C,
                                                                    L.P.          LLC            LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  (39)           195           124            257           256
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     257            147           118             33           176
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                               (30)            --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (254)          (249)         (251)          (338)         (561)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                       154            (48)           28             52           148

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              88             45            19              4            19
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (88)           (45)          (19)            (4)          (19)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (88)           (45)          (19)            (4)          (19)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5B,       SUB 8A,        SUB 6D,       SUB 6E,       SUB 4E,
                                                                    LLC.          LLC            LLC           LLC           L.P.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                   --             --           350            644            24
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                      --             --           133            425           230
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --           (10)            --            --
      Prepaid expenses and other assets                                --              1            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                            --             46          (378)        (1,089)          148
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                        --            (46)           21            262          (337)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              --              1           116            242            65
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                      --             (1)         (116)          (242)          (65)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities              --             (1)         (116)          (242)          (65)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1B,       SUB 5F,        SUB 6G,       SUB 8C,       SUB 4C,
                                                                    LLC           LLC            LLC           LLC           L.P.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  892            460           288              3            66
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     158            264           209            346           152
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (911)          (812)         (414)          (109)           39
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                         6            142            90           (153)         (235)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities             145             54           173             87            22
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                    (145)           (54)         (173)           (87)          (22)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities            (145)           (54)         (173)           (87)          (22)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 4H,       SUB 7E,        SUB 3D,       SUB 1A,      SUB 5E,
                                                                    L.P.          LLC            LLC           LLC.        LLC
                                                               ----------     ----------     ----------    ----------  ------------
Operating activities:

   Net income (loss)                                                   (9)           170           464            205           507
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     135            158           240            119           485
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                               (10)            --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                            56           (280)         (701)          (268)       (1,023)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                      (146)           (30)           53            (43)           38

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              26             18            56             13             7
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (26)           (18)          (56)           (13)           (7)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (26)           (18)          (56)           (13)           (7)
                                                                              ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                              MERISTAR SUB     MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                7A JOINT        SUB 6K,        SUB 2B,       SUB 3A,       SUB 4A,
                                                                VENTURE          LLC            LLC           LLC           L.P.
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  118            584          (127)            39           195
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     104            186           105             71            --
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                           (22)          (782)           51            361            17
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                       (65)           117            --             17          (155)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities             135            105            29            488            57
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                    (135)          (105)          (26)          (488)          (57)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities            (135)          (105)          (26)          (488)          (57)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            (3)            --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            (3)            --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR      MERISTAR          MDV        MERISTAR
                                                                  SUB 4D,       SUB 2A,       SUB 6L,        LIMITED       SUB 5C,
                                                                    LLC.          LLC           LLC        PARTNERSHIP       LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                   --           (157)           79            119            20
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                      80             78           222             34           149
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --              4           (40)
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                           (48)            43          (291)          (125)         (134)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                        37             37            49            (29)           25

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              69              1            59              3            20
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (69)             4           (59)            (3)          (20)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (69)             4           (59)            (3)          (20)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             (5)           --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             (5)           --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 6J,       SUB 1D,        SUB 7B,       SUB 7D,       SUB 7G,
                                                                    LLC           L.P.           L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  423            659           (60)           307           (96)
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     162            554           231            416           189
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --            267            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (564)          (693)           66           (352)           69
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                        60           (197)         (233)          (572)         (143)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              81            323             4             66            19
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (81)          (323)           (4)           (66)          (19)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (81)          (323)           (4)           (66)          (19)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 6B,       SUB 4I,        SUB 5D,       SUB 5H,       SUB 7H,
                                                                    LLC           L.P.           LLC           LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                   80           (191)         (432)           596            76
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     114            144           362            493           152
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (158)           287            95         (1,104)         (107)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                        14           (168)           18            391           (94)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              50             72            43            376            27
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (50)           (72)          (43)          (376)          (27)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (50)           (72)          (43)          (376)          (27)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                    AGH        MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                   PSS I,       SUB 2D,        SUB 4F,       SUB 5K,       SUB 5M,
                                                                    INC.          LLC            L.P.          LLC           LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  641           (120)          105            385           465
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                      --            117           280            297           113
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (563)            77            65           (295)         (665)
      Accounts payable, accrued expenses, accrued interests,
          and other liabili1ies                                       172            (70)         (254)            44           132

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities             250              4           196            431            45
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                    (250)             1          (196)          (431)          (45)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities            (250)             1          (196)          (431)          (45)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             (5)           --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             (5)           --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 1E,       SUB 5O         SUB 6M        SUB 4B,       SUB 6C,
                                                                    L.P.          LLC         COMPANY          L.P.          LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                  209            188           548           (152)          476
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                      76             55           302            177           199
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            --
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                          (218)          (267)         (840)           824          (645)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                       (40)            47            68           (142)           24

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities              27             23            78            707            54
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                     (27)           (23)          (78)          (707)          (54)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities             (27)           (23)          (78)          (707)          (54)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 2C,       SUB 4G,        SUB 3B,       SUB 5G,       SUB 5P,
                                                                    LLC           L.P.           LLC           L.P.          LLC
                                                               ----------     ----------     ----------    ----------    ----------
Operating activities:

   Net income (loss)                                                 (311)           385            70          1,253           113
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     255            229           230          1,548            --
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --           329
      Prepaid expenses and other assets                                --             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                            30           (220)         (252)        (2,492)         (448)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                        27           (380)          146            466             6

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities               1             14           194            775            --
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                       7            (14)         (194)          (775)           --
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities               7            (14)         (194)          (775)           --
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                (8)            --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              (8)            --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

                                                                 MERISTAR      MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                  SUB 5J,       SUB 5Q,        SUB 5A,       SUB 8D,      SUB 4J,
                                                                    LLC           LLC            LLC           LLC         LLC
                                                               ----------     ----------     ----------    ----------  -------------
Operating activities:

   Net income (loss)                                                1,479            487           448            161           316
   Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
    Depreciation and amortization                                     866            120           313            317           336
    Equity in earnings of affiliates                                   --             --            --             --            --
    Write off of deferred financing costs                              --             --            --             --            --
    Loss on fair value of non-hedging derivatives                      --             --            --             --            --
    Minority interests                                                 --             --            --             --            --
    Amortization of unearned stock based compensation                  --             --            --             --            --
    Unrealized gain on interest rate swaps recognized in
      net loss                                                         --             --            --             --            --
    Deferred income taxes                                              --             --            --             --            --
    Changes in operating assets and liabilities:                       --             --            --             --            --
      Accounts receivable                                              --             --            --             --            31
      Prepaid expenses and other assets                               483             --            --             --            --
      Due from/to Interstate Hotels & Resorts                          --             --            --             --            --
      Due from subsidiaries                                        (3,168)          (418)         (861)          (442)         (478)
      Accounts payable, accrued expenses, accrued interests,
          and other liabilities                                       804            160           211            (15)         (159)

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by operating activities             464            349           111             21            46
                                                               ----------     ----------    ----------     ----------    ----------

Investing activities:

   Investment in hotel properties                                    (464)          (349)         (111)           (21)          (46)
   Proceeds from sale of assets                                        --             --            --             --            --
   Net payments from (advances to) Interstate Hotels & Resorts         --             --            --             --            --
   (Decrease) increase in restricted cash                              --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash (used in) provided by investing activities            (464)          (349)         (111)           (21)          (46)
                                                               ----------     ----------    ----------     ----------    ----------

Financing activities:

   Deferred financing costs                                            --             --            --             --            --
   Proceeds from issuance of long-term debt                            --             --            --             --            --
   Principal payments on long-term debt                                --             --            --             --            --
   Contributions from partners                                         --             --            --             --            --
   Repurchase of units                                                 --             --            --             --            --
   Distributions paid to partners                                      --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
      Net cash provided by (used in) financing activities              --             --            --             --            --
                                                               ----------     ----------    ----------     ----------    ----------

Effect of exchange rate changes on cash                                --             --            --             --            --

Net increase (decrease) in cash and cash equivalents                   --             --            --             --            --

Cash and cash equivalents, beginning of period                         --             --            --             --            --

                                                               ----------     ----------    ----------     ----------    ----------
Cash and cash equivalents, end of period                               --             --            --             --            --
                                                               ==========     ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2002
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                               MERISTAR HOTEL     GUARANTOR
                                                                    LESSEE,      SUBSIDIARIES                     TOTAL
                                                                     INC.           TOTAL       ELIMINATIONS   CONSOLIDATED
                                                               --------------    ------------   ------------   ------------

Operating activities:

   Net income (loss)                                                  (1,929)        14,146        (23,860)       (10,324)
   Adjustments to reconcile net income (loss) to net cash                 --             --
     provided by (used in) operating activities:                          --             --
    Depreciation and amortization                                        294         14,662             --         30,592
    Equity in earnings of affiliates                                      --             --         23,860             --
    Write off of deferred financing costs                                 --             --             --          1,529
    Loss on fair value of non-hedging derivatives                         --             --             --          4,735
    Minority interests                                                    --             --             --             11
    Amortization of unearned stock based compensation                     --             --             --            880
    Unrealized gain on interest rate swaps recognized in
      net loss                                                            --             --             --         (2,887)
    Deferred income taxes                                                 --             --             --           (281)
    Changes in operating assets and liabilities:                          --             --             --             --
      Accounts receivable                                            (10,005)        (9,412)            --        (12,254)
      Prepaid expenses and other assets                               (1,328)          (901)            --          1,634
      Due from/to Interstate Hotels & Resorts                            365            365             --           (224)
      Due from subsidiaries                                           13,770        (12,763)            --             --
      Accounts payable, accrued expenses, accrued interests,
          and other liabilies                                          7,395          8,085             --         (4,270)
                                                                    --------       --------       --------       --------
      Net cash (used in) provided by operating activities              8,562         14,182             --          9,141
                                                                    --------       --------       --------       --------
Investing activities:
   Investment in hotel properties                                          2         (5,597)            --        (12,292)
   Proceeds from sale of assets                                           --             --             --             --
   Net payments from (advances to) Interstate Hotels & Resorts           389            389             --         (9,000)
   (Decrease) increase in restricted cash                                 --             --             --          2,952
                                                                                                                 --------
                                                                    --------       --------       --------       --------
      Net cash (used in) provided by investing activities                391         (5,208)            --        (18,340)
                                                                    --------       --------       --------       --------
Financing activities:
   Deferred financing costs                                               --             --             --         (3,131)
   Proceeds from issuance of long-term debt                               --             --             --        234,545
   Principal payments on long-term debt                               (4,000)        (4,021)            --       (220,901)
   Contributions from partners                                            --             --             --          3,155
   Repurchase of units                                                    --             --             --           (409)
   Distributions paid to partners                                         --             --             --         (1,264)
                                                                    --------       --------       --------       --------
      Net cash provided by (used in) financing activities             (4,000)        (4,021)            --         11,995
                                                                    --------       --------       --------       --------
Effect of exchange rate changes on cash                                   --             --             --           (271)
                                                                                                                 --------
Net increase (decrease) in cash and cash equivalents                   4,953          4,953             --          2,525
                                                                                                                 --------
Cash and cash equivalents, beginning of period                        16,643         16,643             --         23,441
                                                                    --------       --------       --------       --------
Cash and cash equivalents, end of period                              21,596         21,596             --         25,966
                                                                    ========       ========       ========       ========